Chase Growth Fund

Class N	CHASX
Institutional Class	CHAIX

SUMMARY PROSPECTUS
January 28, 2017

Before you invest, you may want to review the Chase Growth Fund’s (the “Growth Fund”) Statutory Prospectus, which contains more information about the Growth Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated January 28, 2017, are incorporated by reference into this Summary Prospectus.  You can find the Growth Fund’s Statutory Prospectus and other information about the Fund online at http://www.chaseinv.com/literature.html.  You can also get this information at no cost by calling 1‑888‑861‑7556 or by sending an e-mail request to sales@chaseinv.com.

Investment Objective
The Growth Fund’s investment objective is to achieve the growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Fund.

	Class N	Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fees (as a percentage of amount redeemed on shares held for 60 days or less)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Other Expenses (includes Shareholder Servicing Plan Fees)(1)	0.48%	0.33%
Shareholder Servicing Plan Fees	0.15%	None
Total Annual Fund Operating Expenses(2)	1.23%	1.08%
(1)	Effective April 1, 2016, the Growth Fund’s shareholder servicing plan fee was reduced from 0.25% to 0.15%; therefore Other Expenses have been restated to reflect current fees.
(2)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Growth Fund (including the higher shareholder servicing plan fee prior to April 1, 2016) and does not include expenses of 0.01% attributed to acquired fund fees and expenses.

Example.  The Example is intended to help you compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$125	$390	$676	$1,489
Institutional Class	$110	$343	$595	$1,317

Portfolio Turnover.  The Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 45.80% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Growth Fund invests primarily in common stocks of domestic companies with large market capitalizations (a “large-cap company”).  Chase Investment Counsel Corporation (the “Adviser”) generally considers a large-cap company to be one that has a market capitalization of $5 billion and above.  Large-cap company stocks that the Adviser purchases for the Fund typically have earnings growth in excess of 10% per year on a historical basis, have demonstrated consistency of earnings growth over time and are believed by the Adviser to be of higher quality than other large-cap company stocks.  In addition, the Fund may invest a portion of its assets in non-U.S. issuers through the use of depositary receipts, such as American Depositary Receipts (“ADRs”).  The Fund may also use money market funds or exchange-traded funds (“ETFs”) for its cash position.

In buying and selling portfolio securities, the Adviser first screens companies for 10% or greater earnings growth over the last five years, consistency of earnings, and liquidity.  The Adviser then applies a proprietary filter to find stocks with certain characteristics such as earnings momentum and relative price performance, as well as a number of other fundamental and technical factors.  The Adviser then conducts traditional fundamental security analysis to identify the key drivers of growth for each candidate, assess the risks to the company, and determine the most attractive buys for the Growth Fund.  The Adviser continuously reviews prices and adjusts its price targets in response to changes in stock characteristics.  The existence of alternative securities that the Adviser considers to be more attractive is an added consideration in deciding whether to sell portfolio securities.

The Adviser expects that the Growth Fund’s investment strategy may result in a portfolio turnover rate in excess of 100% on an annual basis.

Principal Investment Risks
Losing a portion or all of your investment is a risk of investing in the Growth Fund.  The following additional risks could affect the value of your investment:

•
General Market Risk – Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

•
Management Risk – The Growth Fund’s ability to achieve its investment objective depends on the Adviser’s ability to correctly identify economic trends and select stocks, particularly in volatile stock markets.

•	Market Risk – The value of stocks and other securities the Growth Fund holds or the overall stock market may decline over short or extended periods.

•
Large-Cap Companies Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Depositary Receipt Risk – Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Investments in foreign securities may involve financial, economic or political risks not ordinarily associated with the securities of U.S. issuers.  Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. When the Fund invests in depositary receipts as a substitute for an investment directly in the underlying foreign shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the underlying foreign shares.

•
Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

The Growth Fund is intended for investors who:

•	Have a long-term investment horizon;
•	Want to diversify their investment portfolio by investing in a mutual fund that invests in large-cap companies; and/or
•	Are willing to accept higher short-term risk in exchange for a higher potential for long-term total return.

Performance
The following performance information provides some indication of the risks of investing in the Growth Fund.  The bar chart shows the annual returns for the Fund’s Class N shares from year to year.  The table shows how the Fund’s Class N and Institutional Class shares average annual returns for 1, 5, and 10 years and since inception compare with those of broad measures of market performance and an index that reflects the Lipper category applicable to the Fund.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.chaseinv.com or by calling the Fund toll-free at 1-888-861-7556.

Class N – Calendar Year Total Returns as of December 31

During the period of time shown in the bar chart, the highest return for a calendar quarter was 14.34% (quarter ended 3/31/2012) and the lowest return for a calendar quarter was -19.68% (quarter ended 12/31/2008).

Average Annual Total Returns (for the periods ended December 31, 2016)	1 Year	5 Years	10 Years	Since Inception (12/2/1997)
Class N (1)
Return Before Taxes	2.55%	12.76%	6.26%	7.06%
Return After Taxes on Distributions	0.52%	8.40%	4.01%	5.81%
Return After Taxes on Distributions and Sale of Fund Shares	3.14%	9.81%	4.86%	5.87%
Institutional Class (1)
Return Before Taxes	2.70%	13.01%	6.51%	7.19%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	7.08%	14.50%	8.33%	5.72%
Lipper Large-Cap Growth Funds Index (reflects no deduction for taxes)	0.54%	12.96%	6.73%	4.65%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%	6.45%
(1)
Class N incepted on December 2, 1997, and the Institutional Class incepted on January 29, 2007.  Performance shown prior to the inception of the Institutional Class reflects the performance of Class N and includes expenses that are not applicable to and are higher than those of the Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  After-tax returns are shown only for Class N; after-tax returns for the Institutional Class will vary to the extent it has different expenses.  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Adviser.  Chase Investment Counsel Corporation is the Growth Fund’s investment adviser.

Portfolio Managers.  Peter W. Tuz, CFA, Robert C. Klintworth, CMT and Clay J. Sefter are the investment professionals at the Adviser primarily responsible for the day-to-day management of the Growth Fund with 19 years, 12 years and approximately 1 year of experience, respectively, managing the Fund.  Mr. Klintworth and Mr. Tuz serve as primary portfolio managers of the Fund and Mr. Sefter serves as an analyst and assistant portfolio manager.  In addition, Mr. Tuz serves as an analyst for certain sectors in the Fund.

Portfolio Manager	Years of Service with the Fund	Title
Robert C. Klintworth, CMT	12	Vice President, Portfolio Manager
Clay J. Sefter	1	Research Analyst/Assistant Portfolio Manager
Peter W. Tuz, CFA	19	President and Director, Portfolio Manager

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Growth Fund shares on any business day by written request via mail (Chase Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1‑888‑861‑7556, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class N	$2,000	$250
Institutional Class	$1 million	$1,000

Tax Information
The Growth Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Growth Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.